EXHIBIT 32.1

EARTHWORKS ENTERTAINMENT, INC.

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Peter Keefe, Chief Executive Officer of Earthworks Entertainment, Inc. certify that to the best of knowledge, based upon a review of the Annual Report on Form 10-KSB/A for the period ended September 30, 2005 of Earthworks Entertainment, Inc. (the "Report"):

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 21, 2006	/s/ PETER KEEFE
Peter Keefe
Chief Executive Officer